                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 16, 1998 incorporated by reference in QuadraMed Corporation's Form 10-K/A for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-3 (Registration File No. 333-55775).


                                           /s/ ARTHUR ANDERSEN LLP

San Jose, California
June 15, 1998